Investment in Stable Value Fund	12 Months Ended
Dec. 31, 2025
EBP WRPSP
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investment in Stable Value Fund	Investment in Stable Value FundThe Plan's investment in the Stable Value Fund holds investment contracts that are deemed to be fully benefit responsive investment contracts ("FBRIC"), however, this is considered to be an indirect FBRIC investment and it is reflected at NAV as a practical expedient which is considered fair value. The NAV is equal to the contract value of the underlying investments and is equal to the accumulated cash contributions and interest credited to the Plan's contracts, less any withdrawals or transfers. The Stable Value Fund is not available for sale or transfer on any securities exchange. The contract value is a relevant measurement attribute because contract value is the amount participants would receive if they were to initiate permitted transactions under the terms of the Plan.